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Exhibit 10.3

AMENDMENT NO. 1
to
EMPLOYMENT AGREEMENT

        This AMENDMENT NO. 1, dated as of December 15, 2004 (the "Amendment No. 1") to the EMPLOYMENT AGREEMENT is by and between InterDent, Inc., a Delaware corporation (the "Company"), and Ivar S. Chhina (the "Executive").

        WHEREAS, the Company and the Executive are parties to that certain Employment Agreement, effective as of October 9, 2003 (the "Employment Agreement");

        WHEREAS, on or about the date hereof the Company is, pursuant to that certain Securities Purchase Agreement (the "Purchase Agreement"), dated as of the date hereof, between the Company and Levine Leichtman Capital Partners II, L.P. ("LLCP"), issuing to LLCP certain securities of the Company;

        WHEREAS, in connection with the closing of the transactions described above, the Executive has requested, and the Company has agreed, on the terms and conditions set forth herein to amend certain terms and provisions contained in the Employment Agreement, as set forth herein; and

        NOW, THEREFORE, the Company and the Executive hereby agree as follows:

        1.    Defined Terms.    Capitalized terms used herein without definition that are defined in the Employment Agreement shall have the same meanings herein as in the Employment Agreement.

        2.    Amendment to the Employment Agreement.    The Employment Agreement is hereby amended by deleting Section 6(f)(v) thereof, in its entirety, and replacing it with the following new paragraph (v):

          "(v)    If Executive's employment is terminated for a reason other than Cause, Executive shall at his option have the right to either continue to hold the Common Stock of the Company held by him, or require the Company to repurchase such Common Stock at 100 percent of the Fair Market Value (as defined in the Amended and Restated Stock Purchase Agreement dated as of December 15, 2004 between the Company and the Executive, as amended and in effect from time to time (the "Restated Purchase Agreement")) of such stock as of the date of repurchase. If Executive is terminated for Cause, Company shall repurchase the Common Stock of the Company held by him at the lesser of: (i) the Executive's original purchase price for such stock; or (ii) the Fair Market Value of such stock as of the date of repurchase. The procedures for the calculation of Fair Market Value contained in the Restated Purchase Agreement (including the dispute resolution mechanism contained therein) will be applicable to the determination of Fair Market Value for the purpose of this Section 6(f)(v)."

        3.    Conditions to Effectiveness.    This Amendment No. 1 shall become effective as of the date on which the Company shall have received each of the following, in form and substance satisfactory to the Company:

          (a)   This Amendment No. 1 shall have been duly executed and delivered by the Executive; and

          (b)   Each of the conditions precedent set forth in Section 5 of the Purchase Agreement shall have been met and the Closing (as defined in the Purchase Agreement) shall have taken place.

        4.    Severability and Governing Law.    EXCEPT AS OTHERWISE PROVIDED IN SECTION 16 OF THE EMPLOYMENT AGREEMENT, THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

        5.    Severability.    In the event that any part or parts of this Amendment No. 1 shall be held illegal or unenforceable by any court, arbitrator or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Amendment No. 1, which shall remain in full force and effect.

        6.    Counterparts.    This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

[Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 under seal as of the date first above written.

INTERDENT, INC.
By:
Name:
Title:
EXECUTIVE
Ivar S. Chhina

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  Exhibit 10.3